EXHIBIT 10.8

FORM OF SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Agreement”) is made as of this 8th day of September, 2006, by and between Foothills Resources, Inc., a Nevada corporation (the “Company”) and the investor identified on the signature page to this Agreement (the “Investor”).

RECITALS:

WHEREAS, the Company is offering pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), to accredited investors in a private placement transaction (the “Offering”), up to 8,888,888 units (“Units”) consisting of one share of the Company’s common stock, par value $0.001 per share (“Common Stock”) and a warrant (the “Investor Warrants”) to purchase 0.5 shares of Common Stock for 5 years at the exercise price of $2.75 per whole share of Common Stock;

WHEREAS, to the extent that all 8,888,888 Units are sold, the Company will have the option to sell up to an additional 6,666,667 Units in the Offering;

WHEREAS, the Investor desires to subscribe for, purchase and acquire from the Company and the Company desires to sell and issue to the Investor the number of Units, set forth on the signature page of this Agreement (the “Investor’s Units”) upon the terms and conditions and subject to the provisions hereinafter set forth;

WHEREAS, in connection with the purchase of the Investor’s Units, the Company and the Investor will execute a Securities Purchase Agreement, signed by either the Investor or on behalf of the Investor by Sanders Morris Harris Inc., as set forth in Section 4 hereof, dated as of the date of this Agreement, whereby the Company will issue and sell to the Investor shares of Common Stock and Investor Warrants to purchase shares of Common Stock, at a per share price and upon the terms and conditions set forth in the Securities Purchase Agreement and this Agreement;

WHEREAS, in connection with the purchase of the Investor’s Units, the Company and the Investor will execute a Registration Rights Agreement, signed by either the Investor or on behalf of the Investor by Sanders Morris Harris Inc., as set forth in Section 4 hereof, dated as of the date of this Agreement, pursuant to which the Company will provide certain registration rights to the Investor (the “Registration Rights Agreement”); and

WHEREAS, The Company and Signature Bank (the “Escrow Agent”) have entered into an Escrow Agreement (the “Escrow Agreement”) to provide for the safekeeping of funds received and documents executed in connection with the Offering.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Purchase and Sale of the Units. Subject to the terms and conditions of this Agreement and the satisfaction of the Closing Conditions, the Investor subscribes for and agrees to purchase and acquire from the Company and the Company agrees to sell and issue, to the Investor, the Investor’s Units at the purchase price of $2.25 per Unit (the “Purchase Price”).

2. The Closing. The Offering will close upon receipt of acceptable subscriptions representing at least 8,888,888 Units (the “Closing Date”) at either the offices of the Escrow Agent or to the Company. On the Closing Date, the Escrow Agent shall deliver the funds held in escrow and the Placement Agent shall deliver the Transaction Documents (as defined herein) as of the Closing Date pursuant to the terms of the Escrow Agreement. As soon as practicable after the Closing Date, the Company shall issue and deliver, or shall cause the issuance and delivery of, a stock certificate, registered in the name of the Investor and representing the shares of Common Stock underlying the Investor’s Units and an Investor Warrant registered in the name of the Investor representing the Investor’s right to purchase the number of shares of Common Stock underlying the Investor’s Warrant. To the extent that more than 8,888,888 Units are sold in the Offering, the Company may conduct multiple closings of the Offering.

3. Subscription Procedure. To complete a subscription for Units, the Investor must fully comply with the subscription procedure provided in this Section on or before 5:00 p.m. Eastern time on the Closing Date.

(a) Transaction Documents. Prior to 5:00 p.m. Eastern time on the Closing Date, the Investor shall review, complete and execute this Agreement, the Investor Questionnaire attached hereto as Appendix A and the Registration Rights Agreement, and deliver such agreements and questionnaire to the PlacementAgent at the address provided below. Executed agreements and questionnaires may be delivered to the Placement Agent by facsimile using the facsimile number provided below if the Investor immediately thereafter confirms receipt of such transmission with the Placement Agent and delivers the original copies of the agreements and questionnaire to the Placement Agent as soon as practicable thereafter.

Escrow Agent - Mailing Address and Facsimile Number:

Signature Bank
950 Third Avenue
New York, NY 10022
Facsimile Number: 646-822-1520
Attention: [John Gonzalez]
Telephone Number: 646-822-1502

Placement Agent - Mailing Address and Facsimile Number:

Sanders Morris Harris Inc.
527 Madison Ave., 6th Floor
New York, NY 10022
Facsimile Number: (212) 593-6150
Attention: John Ilog
Telephone Number: (212) 419-3930

(b) Purchase Price. Simultaneously with the delivery of the Transaction Documents to the Escrow Agent as provided herein, and in any event on or prior to 5:00 p.m. Eastern time on the Closing Date, the Investor shall deliver to the Escrow Agent the full Purchase Price for the Investor’s Units by wire transfer of immediately available funds pursuant to wire transfer instructions provided below:

Escrow Agent - Wire Transfer Instructions:

Bank:	Signature Bank
950 Third Avenue
New York, NY 10022
ABA #:	026013576
Account Name:	Signature Bank as escrow agent for SMH/Foothills Res
Account:	1500654534
SWIFT#:	SIGNUS33
Ref:	Signature Bank as escrow agent for SMH/Foothills Res
FBO:	____________________________________
(Investor Name)

Signature Bank Contact: John Gonzalez (646) 822-1502 Bank Contact: John Ilog (212) 419-3930

(c) Purchaser Representative. If the Investor has retained the services of a purchaser representative to assist in evaluating the merits and risks associated with investing in the Units, the Investor must deliver along with the Transaction Documents a purchaser representative certificate in substantially the form attached hereto as Appendix B.

4. Securities Purchase Agreement; Registration Rights Agreement; Power of Attorney. The Investor agrees to be bound by the terms of the Securities Purchase Agreement and Registration Rights Agreement among the Company and the purchasers of the Units being offered pursuant to the Offering. The Investor hereby irrevocably constitutes and appoints Sanders Morris Harris Inc., a Texas corporation (“SMH”), as the Investor’s lawful agent and attorney-in-fact with full power of substitution and full power and authority in the Investor’s name, place, and stead to execute and deliver the Securities Purchase Agreement and Registration Rights Agreement and to take such actions as may be necessary or appropriate to carry out the terms of the Securities Purchase Agreement and Registration Rights Agreement. The power of attorney hereby granted will be deemed coupled with an interest, will be irrevocable, and will survive and not be affected by the Investor’s subsequent death, incapacity, dissolution, insolvency, or termination or any delivery by the Investor of an assignment in whole or in part of the Investor’s shares of Common Stock. The foregoing power of attorney may be exercised by SMH by signing jointly as attorney-in-fact for the Investor and for other subscribers for the Units in the Offering acting as attorney-in-fact for all of them. The Company may rely and act upon any writing believed in good faith to be signed by SMH or any authorized representative of SMH, and may assume that all actions of SMH and any authorized representative of SMH have been duly authorized by the Investor.

5. Representations and Warranties of the Investor. The Investor represents, warrants and covenants to the Company that:

(a) Authorization. All action on the part of the Investor and, if applicable, its officers, directors, managers, members, shareholders and/or partners necessary for the authorization, execution, delivery and performance of the Securities Purchase Agreement and the Registration Rights Agreement, and the consummation of the transactions contemplated herein and therein, has been taken. When executed and delivered, each of the Transaction Documents will constitute the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally and by general equitable principles. The Investor has all requisite corporate or limited partnership, as the case may be, power and authority to enter into each of the Transaction Documents, and to carry out and perform its obligations under the terms of hereof and thereof.

(b) Purchase Entirely for Own Account. The Investor certifies and represents to the Company that the Securities to be received by the Investor hereunder will be acquired for the Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Investor has no present intention of selling, granting any participation in or otherwise distributing the same, in violation of the Securities Act. The Investor is not a registered broker dealer or an entity engaged in the business of being a broker dealer. The Investor and the Company acknowledge that nothing contained in this Section 4.2 shall be construed as a restriction or other limitation on the Investor’s ability to sell or hedge the Securities purchased hereunder at any time following the Closing Date other than for restrictions or limitations imposed by the Securities Act or applicable state securities laws.

(c) Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Investor set forth in this Agreement in order to determine the availability of such exemption and the eligibility of the Investor to acquire the Securities.

(d) Investor Status; Etc. The Investor certifies and represents to the Company that it is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring any of the Shares. The Investor’s financial condition is such that it is able to bear the risk of holding the Shares for an indefinite period of time and the risk of loss of its entire investment. The Investor has sufficient knowledge, sophistication and experience in business and financial matters so as to be able to evaluate the risks and merits of its investment in the Securities, and has so evaluated the merits and risks of such investment.

(e) Independent Investment Decision. The Investor has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement, such decision has been independently made by the Investor and the Investor confirms that it has only relied on the advice of its own business and/or legal counsel and not on the advice of any other Investor’s business and/or legal counsel in making such decision.

(f) Disclosure of Information. The Investor acknowledges that it has reviewed all disclosure materials provided by the Company in connection with this Agreement and has been afforded (a) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing therein; (b) access to publicly available information about the Company and the Subsidiaries and their respective financial conditions, results of operations, businesses, properties, management and prospects sufficient to enable it to evaluate its investment; (c) the opportunity to obtain such additional public information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Investor or its representatives or counsel shall modify, amend or affect the Investor’s right to rely on the truth, accuracy and completeness of the Company’s disclosures and the Company’s representations and warranties contained herein.

(g) Securities Not Registered. The Investor understands that the Securities have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Securities must continue to be held by the Investor unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. The Investor understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

(h) Acknowledgement of Risk. The Investor acknowledges and understands that its investment in the Securities involves a significant degree of risk and in the event of a disposition of the Securities, the Investor could sustain the loss of its entire investment.

(i) No Conflict. The execution and delivery of the Transaction Documents by the Investor, and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in any violation of or default by the Investor (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under (i) any provision of the organizational documents of the Investor or (ii) any agreement or instrument, permit, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Investor.

(j) Brokers. The Investor has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

(k) Consents. All consents, approvals, orders and authorizations required on the part of the Investor in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein by the Investor have been obtained and are effective as of the date hereof.

(l) Short Sale. The Investor represents that after the date that the Investor learned of the terms of this transaction and prior to the date hereof, neither it nor any Person over which the Investor has direct control, have made any net short sales of, or granted any option for the purchase of or entered into any hedging or similar transaction with the same economic effect as a net short sale, in the Common Stock.

(m) Employee Benefit Plans. If the Investor is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”): (i) the Investor and its plan fiduciaries are not affiliated with, and are independent of the Company, and are informed of and understand the Company’s investment objectives, policies, and strategies; (ii) the Investor represents that the purchase of the Units will not involve any transaction that is subject to the prohibition of Section 406 of ERISA or in connection with which a penalty could be imposed under Section 502(i) of ERISA or a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”); (iii) the trustee or other plan fiduciary directing the investment, in making the proposed investment, is aware of and has taken into consideration the diversification requirements of Section 404(a)(1)(C) of ERISA and has concluded that the proposed investment in the Units is prudent and is consistent with the other applicable fiduciary responsibilities under ERISA; (iv) this Agreement has been duly executed on the Investor’s behalf by a duly designated Named Fiduciary (within the meaning of Section 402(a)(2) of ERISA); and (v) if the Investor is an individual retirement account or employee benefit plan not subject to Title I of ERISA, such as a governmental or church plan, the owner of the individual retirement account or other fiduciary directing the investment of the plan has concluded that the proposed investment in the Units is prudent and consistent with its fiduciary responsibilities, if any.

6. Independent Nature of Investor’s Obligations and Rights. The obligations of the Investor under this Agreement, the Securities Purchase Agreement, the Registration Rights Agreement and the Investor Questionnaire (collectively, the “Transaction Documents”) are several and not joint with the obligations of any other purchaser of Units in the Offering, and the Investor shall not be responsible in any way for the performance of the obligations of any other purchaser of Units in the Offering under any Transaction Document. The decision of the Investor to purchase the Investor’s Units pursuant to the Transaction Documents has been made by the Investor independently of any other purchaser of Units in the Offering. Nothing contained herein or in any Transaction Document, and no action taken by any purchaser of Units pursuant thereto, shall be deemed to constitute such purchasers as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the purchasers of Units are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Investor acknowledges that no other purchaser of Units has acted as agent for the Investor in connection with making its investment hereunder and that no other purchaser of Units will be acting as agent of the Investor in connection with monitoring its investment in the Units or enforcing its rights under the Transaction Documents. The Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other purchaser of Units to be joined as an additional party in any proceeding for such purpose.

7. Prospectus Delivery Requirement. The Investor hereby covenants with the Company not to make any sale of the Investor’s Units or the shares of Common Stock underlying the Investor’s Units or the Investor Warrants or the shares of Common Stock underlying the Investor Warrants without complying with the provisions hereof and of the Registration Rights Agreement, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (unless the Investor is selling in a transaction not subject to the prospectus delivery requirement).

8. Stockholder Approval. The Company represents and warrants to the Investor that a vote of the stockholders of the Company will not be required to approve the issuance of the Investor’s Units.

9. Non-Public Information. Subsequent to the Closing, the Company covenants and agrees that neither it nor any other person acting on its behalf will provide the Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

10. Further Assurances. The parties to this Agreement will, upon reasonable request, execute and deliver all such further assignments, endorsements and other documents as may be necessary in order to perfect the purchase by the Investor of the Investor’s Units.

11. Entire Agreement; No Oral Modification. This Agreement and the other Transaction Documents contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings with respect thereto and this Agreement may not be amended or modified except in a writing signed by both of the parties hereto.

12. Binding Effect; Benefits. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns; however, nothing in this Agreement, expressed or implied, is intended to confer on any other person other than the parties hereto, or their respective heirs, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

13. Counterparts. This Agreement may be executed in any number of counterparts, for each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

14. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the United States of America and the State of New York, both substantive and remedial, without regard to New York conflicts of law principles. Any judicial proceeding brought against either of the parties to this agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the courts of the State of New York, New York County, or in the United States District Court for the Southern District of New York and, by its execution and delivery of this agreement, each party to this Agreement accepts the jurisdiction of such courts.

15. Prevailing Parties. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party shall be entitled to receive and the non-prevailing party shall pay upon demand reasonable attorneys’ fees in addition to any other remedy.

16. Notices. All communication hereunder shall be in writing and shall be mailed, delivered, telegraphed or sent by facsimile or electronic mail, and such delivery shall be confirmed to the addresses as provided below:

if to the Company:

Foothills Resources, Inc.
4540 California Avenue, Suite 550
Bakersfield, California 93309
Attention: W. Kirk Bosché, Chief Financial Officer
Facsimile: (661) 716-1340
kbosche@foothills-resources.com

with copy to:

McGuireWoods LLP
77 West Wacker Drive, Suite 4100
Chicago, Illinois 60601
Attention: Thomas Horenkamp
Facsimile: (312) 920-7236
thorenkamp@mcguirewoods.com

with further copy to:

Sanders Morris Harris Inc.
527 Madison Ave., 6th Floor
New York, NY
Attention: John Ilog
Facsimile: (212) 593-6150
John.ilog@smhgroup.com

if to the Investor:

to the address set forth on the signature page of this Agreement

17. Headings. The section headings herein are included for convenience only and are not to be deemed a part of this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the date first written above.

COMPANY
Foothills Resources, Inc.

By: __________________________
Name: Dennis B. Tower
Its: Chief Executive Officer

[SIGNATURE PAGE OF INVESTOR FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the date first written above.

INVESTOR (individual)	INVESTOR (entity)

______________________________________	____________________________________
Signature	Name of Entity

______________________________________	____________________________________
Print Name	Signature

Address of Principal Residence:
_____________________________________	Print Name: __________________________
_____________________________________
_____________________________________	Title: ________________________________

Social Security Number:	Address of Executive Offices:
_____________________________________
_____________________________________
Telephone Number:	_____________________________________
_____________________________________	_____________________________________

Facsimile Number:	IRS Tax Identification Number:
_____________________________________	__________________________________

Telephone Number:
__________________________________

Facsimile Number:
____________________________________

	X	$2.25	=	$
Number of Units		Price per Unit			Purchase Price

REMITTANCE INSTRUCTIONS

For Investor: ___________________________________________
                           Please Print Name of Investor

Amount of Investment: $______________

Please check one of the options below to indicate your method of payment, sign and date the form, and return it to Sanders Morris Harris, with remittance if appropriate. Your remittance must be received no later than August 8, 2006, unless the date for payment is extended.

_____	I have an account with Sanders Morris Harris and wish to pay the amount of my investment from such account:

To Sanders Morris Harris Inc.: Please accept this letter as your authorization to pay $_________ to “Signature Bank as escrow agent for SMH/Foothills Res” from my account number __________.

_____	Attached is my check payable to “Signature Bank as escrow agent for SMH/Foothills Res” in the amount of my investment.

_____	I will wire the amount of my investment on (date not later than August 8, 2006), using the following wiring instructions:

Bank:	Signature Bank
950 Third Avenue
New York, NY 10022
ABA #:	026013576
Account Name:	Signature Bank as escrow agent for SMH/Foothills Res
Account:	1500654534
SWIFT#:	SIGNUS33
Ref:	Signature Bank as escrow agent for SMH/Foothills Res
FBO:	____________________________________
(Investor Name)

Signed: ___________________________________________________________ Dated: ____________
              Please return this form to Sanders Morris Harris with your executed subscription documents.

APPENDIX A

Investor Questionnaire

(See Attached)

CONFIDENTIAL
INVESTOR QUESTIONNAIRE

Foothills Resources, Inc.

Foothills Resources, Inc.
4540 California Avenue, Suite 550
Bakersfield, California 93309
Attention: W. Kirk Bosché, Chief Financial Officer

The information contained herein is being furnished to Foothills Resources, Inc. (the “Company”) to determine whether the undersigned’s subscription to purchase units (the “Units”) consisting of shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) and warrants to acquire Common Stock (together with the Units referred to as the “Securities”) may be accepted by the Company in compliance with the requirements of Sections 3(b), 4(2) and 4(6) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder (“Regulation D”). The undersigned acknowledges and understands that (i) the Company will rely on the information provided by the undersigned contained herein for purposes of determining compliance with and the availability of exemptions, provided under Regulation D, from the registration requirements of the Securities Act and (ii) the issuance of the Securities will not be registered under the Securities Act in reliance upon such exemptions.

All information provided by the undersigned is furnished for the sole use of the Company for the purposes described above and will be held in confidence by the Company, except that this Investor Questionnaire and/or the information may be furnished to such other parties as the Company, or their counsel or other authorized representatives, deem necessary or desirable to establish compliance with federal or state securities laws. For further information, or if you have questions concerning the Company or the sale of Securities, please contact: Louis W. Zehil, McGuireWoods, LLP, (212) 548-2138.

In accordance with the foregoing, the undersigned makes the following representations and warranties:

PART ONE
INVESTMENT EXPERIENCE AND PURPOSE
TO BE COMPLETED BY EVERY PROSPECTIVE INVESTOR

1.	Investment Experience. This item is presented in alternative form. Please initial, in the space provided below, the alternative that applies to you.

_____
ALTERNATIVE ONE: The undersigned has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of an investment in the Securities; the undersigned is not using an Investor Representative (as defined below) in connection with such evaluation. The undersigned offers as evidence of knowledge and experience in these matters the information requested in this Investor Questionnaire.

_____
ALTERNATIVE TWO*: The undersigned will use an investor representative (“Investor Representative”) acceptable to the Company in connection with evaluating a potential investment in the Securities. The undersigned acknowledges that the following person will be acting as Investor Representative in connection with evaluating the merits and risks of an investment in the Securities.

Name of Investor Representative: __________________________________

The undersigned represents and warrants that the above-named Investor Representative has furnished the undersigned with an investor representative questionnaire and that the undersigned and the above-named Investor Representative together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Securities.

(*IF YOU HAVE INITIALED ALTERNATIVE TWO, THE INVESTOR QUESTIONNAIRE MUST BE ACCOMPANIED BY A COMPLETED AND SIGNED INVESTOR REPRESENTATIVE QUESTIONNAIRE.)

2.
Purpose of Investment. Except as indicated below, any purchase of the Securities will be solely for the account of the undersigned, and not for the account of any other person or with a view to any resale, division or distribution thereof.

EXCEPTIONS (If exceptions provide details and attach additional pages if necessary)

PART TWO
GENERAL INFORMATION
TO BE COMPLETED BY EVERY PROSPECTIVE INVESTOR

1.	Name:
(exact name as it should appear in the records of the Company and any registration statement in which you are a named “selling stockholder”)

2.	Address of record:

3.	Telephone number:	FAX:

4.	Social Security or Taxpayer ID number:

2

5.	Describe any preexisting business or personal relationship between the prospective investor and any director or officer of the Company:

PART THREE
INDIVIDUAL INVESTOR
TO BE COMPLETED ONLY BY PROSPECTIVE INVESTORS WHO ARE INDIVIDUALS

1.	Select the representation provided below that applies:

___	(a)	My individual net worth, or joint net worth with my spouse, exceeds $1,000,000.

___	(b)
My individual income (without my spouse) was in excess of $200,000 in each of the two most recent years or joint income with my spouse was in excess of $300,000 in each of those years, and I reasonably expect an income reaching the same income level in the current year. For purposes of this Investor Questionnaire, individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax exempt interest income received, (ii) the amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion, (iv) deductions for alimony paid, (v) amounts contributed to an IRA or Keogh retirement plan, and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

2.	Educational background of prospective investor:

3.	Professional licenses or registrations, including bar admissions, accounting certification, real estate brokerage licenses, and SEC or state broker-dealer registrations:

4.	Employment, during the past five years (and the inclusive dates of each):

Employment/ Occupation:

Nature of Responsibility:

From - To:

3

Employment/ Occupation:

Nature of Responsibility:

From - To:

Employment/ Occupation:

Nature of Responsibility:

From - To:

Employment/ Occupation:

Nature of Responsibility:

From - To:

5.	The prospective investor has previously purchased securities sold in reliance on the exemption from registration under the Securities Act provided by Regulation D:

Yes	No

6.	Investor’s investment objectives:

Income	Other, please state:
Appreciation

7.	Prior investments made by prospective investor which evidence prospective investors investing experience in transactions similar to this offering:

Nature of Investment:

Amount Invested:

Nature of Investment:

Amount Invested:

Nature of Investment:

Amount Invested:

4

PART FOUR
CORPORATE INVESTOR
TO BE COMPLETED BY PROSPECTIVE INVESTORS
WHO ARE CORPORATIONS (AND OTHER ENTITIES)

1. Type of organization (partnership, corporation, etc.):

2. Date and State of organization:

3. Select the representation provided below that applies:

(a)
(___) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in either an individual or fiduciary capacity;

(___) a broker or dealer registered pursuant to Section 15 of the Securities and Exchange Act of 1934;
(___) a Small Business Investment Company licensed by the U. S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
(___) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; or
(___) an insurance company as defined in Section 2(13) of the Securities Act;

(b)	(___) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(c)
(___) a corporation, partnership, limited liability company, Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered with total assets in excess of $5,000,000;

(d)
(___) any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a "sophisticated person" as such term is described in Rule 506(b)(2)(ii) of Regulation D;

(e)
(___) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with investment decisions made by a plan fiduciary, as defined in Section 3(21) of such act, which is a bank, an insurance company, a savings and loan association, or a registered investment advisor;

(___) an employee benefit plan with total assets in excess of $5,000,000; or
(___) an employee benefit plan that is a self-directed plan (such as a self-directed individual retirement account, Keogh or SEP plan) with investment decisions made solely by persons that are “accredited investors” as such term is defined in Rule 501(a) of Regulation D; or

(f)
(___) an entity in which all of the equity owners are “accredited investors” as such term is defined in Rule 501(a) of Regulation D. Note: prospective investor must submit an individual Investor Questionnaire for each equity owner.

5

List all equity owners of the entity:

4.
Attach a copy of the following documents of the prospective investor’s: (a) Articles of Incorporation, Certificate of Incorporation, or other applicable formation document and (b) consent or resolutions of the prospective investor’s Board of Directors, or other applicable document, authorizing the investment by the organization in the Securities and providing the signatory hereto authority to execute on behalf of the prospective investor.

PART FIVE
REPRESENTATIONS AND WARRANTIES
TO BE COMPLETED BY EVERY PROSPECTIVE INVESTOR

1.
The undersigned understands and acknowledges that the Company will be relying on the accuracy and completeness of the information provided by the prospective investor in this Investor Questionnaire and the undersigned represents and warrants to the Company as follows:

(a)
The information is complete and correct and may be relied upon by the Company in determining whether the offer and sale of Securities in this offering in which the undersigned proposes to participate is exempt from the registration requirements of the Securities Act;

(b)
The undersigned will notify the Company immediately of any material change in any information provided by the prospective investor in this Investor Questionnaire occurring prior to the completion of the Offering; and

(c)
The undersigned has adequate means of providing for the undersigned’s current needs and personal contingencies, has no need for liquidity in its investment in the Securities, and is able to bear the economic risk of an investment the undersigned in the Securities of the size contemplated by the prospective investor. In making this statement, the undersigned represents that at the present time has sufficient means to provide for its needs in the event of a complete loss of such investment.

PART SIX
REGISTRATION STATEMENT INFORMATION
TO BE COMPLETED BY EVERY PROSPECTIVE INVESTOR

1.	Are you, or is your organization, a broker-dealer registered under Section 15 of the Securities Exchange Act of 1934?

_______________ YES	_______________ NO

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2.	Are you, or is your organization, an affiliate of a broker-dealer?

_______________ YES	_______________ NO

If the answer is yes, please explain the nature of any such relationship:

3.	Have you had any position, office or other material relationship, or has your organization has any material relationship, within the past three years with the Company or its affiliates?

_______________ YES	_______________ NO

If the answer is yes, please explain the nature of any such relationship:

4.	Please describe all other securities of the Company that you beneficially own or that your organization beneficially owns.

5.	Have you made or are you aware of any arrangements relating to the distribution of the shares of the Company’s Common Stock under any registration statement?

_______________ YES	_______________ NO

If the answer is yes, please describe the nature and amount of such arrangements:

7

IN WITNESS WHEREOF, the undersigned prospective investor has executed this Investor Questionnaire this ___ day of __________, 2006.

INDIVIDUALS:	ENTITIES:

Print Name	Print Name of Entity

Signature	Print Name of Authorized Signatory

Signature of Authorized Signatory

Signature (if Joint Tenants or Tenants in Common)	Capacity in which Authorized Signatory has Signed on Behalf of Entity

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APPENDIX B

Purchaser Representative Questionnaire

(See Attached)

FOOTHILLS RESOURCES, INC.

PURCHASER REPRESENTATIVE QUESTIONNAIRE

Foothills Resources, Inc.
4540 California Avenue, Suite 550
Bakersfield, California 93309
Attention: W. Kirk Bosché, Chief Financial Officer
Facsimile: (661) 716-1340

Re:  Purchase of Shares of Common Stock of Foothills Resources, Inc.

Ladies and Gentlemen:

The following information is furnished to you so that you may determine whether the undersigned client ______________________________________, (the “Purchaser”), together with the undersigned and other purchaser representatives, if any, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the common stock, par value $0.001 per share (the “Common Stock”), of Foothills Resources, Inc. (“Foothills”) as required under Regulation D, promulgated by the Securities and Exchange Commission (“Regulation D”). I understand that you will rely upon the information contained herein for purposes of such determination, and that the Common Stock will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and the applicable securities laws of any state or foreign jurisdiction, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D.

All information contained herein will be treated confidentially. However, I agree that you may present this Questionnaire to such persons as you deem appropriate if called upon to establish that the proposed offer and sale of the Common Stock is exempt from registration under the Securities Act and the applicable securities laws of any state or foreign jurisdiction.

I am acting as Purchaser Representative for the Purchaser in connection with the Purchaser's prospective investment in Foothills, and, in that connection, I furnish you with the following representations and information:

1.	Name (please print):_______________________________________________________

2.	Age:_________

3.	Profession (or Business and Title, if applicable):

______________________________________________________________

______________________________________________________________

4.	(a) Business Address:_________________________________________________

(b) Telephone Number: ________________________________________________

5. Details of any training or experience in financial, business, or tax matters that qualify me to act in the capacity of Purchaser Representative (include current and prior employment, business or professional education, professional licenses now held, and, if applicable, participating in evaluation of similar investments in the past):
______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

6. I have not, during the past 10 years, (i) been convicted, indicted, or investigated in connection with any past or present criminal proceeding (excluding traffic violations and other minor offenses); or (ii) been the subject of any order, judgment, or decree of any court of competent jurisdiction permanently or temporarily enjoining the undersigned from acting as an investment adviser, underwriter, broker, or dealer in securities or as an affiliated person, director, or employee of an investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security, or been the subject of any order of a federal or state authority barring or suspending for more than 60 days the undersigned's right to be engaged in any such activity, or to be associated with persons engaged in any such activity, which order has not been reversed or suspended.

7. I am not an Affiliate (as defined in Regulation D), director, officer or other employee of Foothills, or a beneficial owner of 10 percent or more of the equity interest in Foothills, except as follows: (if none, so state) ______________________________________________________.

8. I have such knowledge and experience in financial, business, and tax matters so as to be capable, together with the Purchaser, of evaluating the relative merits and risks of an investment in Foothills.

9. There is no material relationship (as defined in Regulation D) between me or my affiliates and Foothills or its affiliates which now exists or is mutually understood to be contemplated or which has existed at any time during the previous two years, nor has any compensation been received or will any compensation be received as a result of any such relationship except as follows: (if none, so state) _____________________________________________.

10. I agree to advise you promptly of any material changes in the foregoing information that may occur prior to termination of the offering relating to the purchase of the Common Stock of FTRS.

Very truly yours,

(Purchaser Representative)

Print Name

Dated:_______________________, 2006